

                                                                     EXHIBIT 4.1
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


             NUMBER                                                                              SHARES
         CLR

                                                         [LOGO OF CLARENT]


SEE REVERSE FOR CERTAIN DEFINITIONS

                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                      CUSIP 180461 10 5

    THIS CERTIFIES that






    is the record holder of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

    =======================================================CLARENT CORPORATION================================================

    transferable on the share register of the Corporation in person or by a duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Richard J. Heaps                              [CORPORATE SEAL]                          /s/ Jerry Shaw-Yau Chang
Chief Financial Officer                                                                     President


COUNTERSIGNED AND REGISTERED
   NORWEST BANK MINNESOTA, N.A.
       TRANSFER AGENT AND REGISTRAR

BY


                  AUTHORIZED SIGNATURE

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                              CLARENT CORPORATION

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                               UNIF GIFT MIN ACT -              Custodian
TEN ENT - as tenants by the entireties                                           ------------           --------------
JT TEN  - as joint tenants with right of                                          (Cust)                   (Minor)
          survivorship and not as tenants                                        under Uniform Gifts to Minors
          in common                                                              Act
                                                                                    ----------------------------------
                                                                                                   (State)
                                                             UNIF TRF MIN ACT  -        Custodian (until age          )
                                                                                 --------                  -----------
                                                                                  (Cust)
                                                                                              under Uniform Transfers
                                                                                 -------------
                                                                                   (Minor)
                                                                                 to Minors Act
                                                                                              -----------------------
                                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   ----------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------
|                                      |
|                                      |
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ---------------------

                            X
                             -------------------------------------------------

                            X
                             -------------------------------------------------
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                    NOTICE: WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By
  ----------------------------------------------
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.